LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP JPMorgan Retirement Income Fund

Supplement Dated September 2, 2025

to the Summary and Statutory Prospectuses dated May 1, 2025

Unless otherwise defined in this supplement, capitalized terms used in this supplement have the meanings assigned to them in the Summary and Statutory Prospectuses

This Supplement updates certain information in the Summary and Statutory Prospectuses for the LVIP JPMorgan Retirement Income Fund (the “Fund”). You may obtain copies of the Fund’s Summary and Statutory Prospectuses free of charge, upon request, by calling toll-free 866-436-8717 or at www.lincolnfinancial.com/lvip.

Effective immediately, the Fund’s Summary and Statutory Prospectuses are revised as follows:

1.	All references to, and information regarding, Silvia Trillo, in the Fund’s Summary and Statutory Prospectuses are deleted in their entirety.

2.	The following replaces the information related to J.P. Morgan Investment Management Inc. (“JPMIM”) under Portfolio Managers on page 5 of the Summary and Statutory Prospectuses:

JPMIM Portfolio Managers	Company Title	Experience with Fund
Michael Feser, CFA	Managing Director	Since May 2017
Jeffrey Geller, CFA	Portfolio Manager	Since May 2019
Ove Fladberg	Managing Director	Since August 2025
Anshul Mohan	Managing Director	Since August 2025

3.	The following replaces the information under Management and Organization — JPMIM Portfolio Managers beginning on page 14, of the Fund’s Statutory Prospectus:

Michael Feser, Ove Fladberg, Jeffrey Geller, and Anshul Mohan are responsible for the day-to-day management of the Fund’s assets.

Michael Feser, CFA, Managing Director, is a portfolio manager on the Multi-Asset Solutions team based in New York. In this role, Mr. Feser is responsible for managing portfolios and expanding the Multi-Asset Solutions team’s capabilities in the sub-advisory segment. In addition, Mr. Feser also serves on JPMorgan Asset Management’s long-term capital assumptions committee, advises clients on investment strategy design and strategic asset allocation issues. An employee since 1994, Michael has more than two decades of markets, multi-asset and fixed income research and investment experience. Mr. Feser holds an M.A. in Business Administration from the University of Cologne, is a CFA charterholder, and is Series 3, 7 and 63 licensed.

Jeffrey Geller, CFA, Managing Director, is a Chief Investment Officer of Multi-Asset Solutions, where he is responsible for investment oversight of all mandates managed in New York. This includes providing oversight with respect to manager and strategy suitability and fit and ensuring that the team’s asset allocation views are reflected appropriately across a diverse set of mandates. Jeff is also a portfolio manager for less constrained multi-asset class portfolios as well as portfolios with alternatives exposure. Before joining the firm in 2006, Jeff was director of Hedge Fund Investments at Russell Investment Group and served as chairman of the Firm’s hedge fund investment committee. Prior to that, he was a senior partner at Credit Suisse Asset Management’s BEA Associates unit where he had responsibility for managing equity, currency overlay and relative value arbitrage strategies. Jeff earned a Bachelor of Arts in Government from Clark University and an M.B.A. in Finance from the University of Chicago Graduate School Of Business. He is a CFA charterholder and is Series 24, 7, and 63 licensed.

Ove Fladberg, Managing Director, is the Chief Investment Officer and Global Head of Target Date and Investor Solutions for Multi-Asset Solutions at J.P. Morgan Asset Management. He oversees all aspects of the investment process for the firm’s target date funds, risk-based strategies and equity beta strategies. Ove is the lead portfolio manager for the firm’s leading multi-asset allocation strategies. In his role as the lead portfolio manager, he focuses on building strategic asset allocations and retirement research as well as glide path design, manager selection and active asset allocation. Ove has over 25 years of industry experience and has held various positions within the firm. Before joining the firm in 2003, he was an investment specialist at Charles Schwab & Co. and an investment representative at Edward Jones. Ove earned a Masters of Business and Economics from BI Norwegian School of Management. He maintains Series 7 and 63 licenses.

Anshul Mohan, Managing Director, is a portfolio manager on J.P. Morgan Asset Management’s Multi-Asset Solutions team based in Columbus. He is a member of the team managing the JPMorgan Investor Funds, a series of multi-asset funds, and a portfolio manager on the SmartRetirement suite of funds, a series of target-date funds. In his role, he is responsible for asset allocation research, portfolio construction and optimization, and manager due-diligence for the funds. Anshul previously worked as an Investment Analyst in the J.P. Morgan Private Bank in Managed Solutions & Strategy team responsible for investing client assets in multi-assets discretionary portfolios. He joined JPMorgan in 2010 and worked in Asset Management and Investment Bank as a Research Analyst and a Market Strategist before joining the Private Bank. Prior to JPMorgan, Anshul worked at Ernst & Young LLP as a Product Manager. Anshul holds a Bachelor of Engineering degree from Indian Institute of Technology and a Master in Finance degree from Princeton University. He maintains a Series 7 license.

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